UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2005
ZILA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17521	86-0619668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (602) 266-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 1.01 Entry into a Material Definitive Agreement
     On October 27, 2005, Zila, Inc.’s subsidiaries, Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., and Zila Swab Technologies, Inc., entered into a Third Amendment to Credit and Security Agreement with Wells Fargo Business Credit. Zila, Inc. is a guarantor of any indebtedness under the Credit and Security Agreement, as amended. The amendment established the net worth covenants and capital expenditures limits for the fiscal year ending July 31, 2006. There have been no borrowings under the Credit and Security Agreement. A copy of the Third Amendment to the Credit and Security Agreement is filed as Exhibit 10.1 hereto.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information set forth in Item 1.01 above and the Third Amendment to Credit and Security Agreement filed as Exhibit 10.1 hereto are incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

10.1
Third Amendment to Credit and Security Agreement dated October 27, 2005 between Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Wells Fargo Business Credit.
*

10.2
Second Amendment to the Credit and Security Agreement with Wells Fargo Business Credit, Inc. and Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Oxycal Laboratories, Incorporated.
A

10.3
First Amendment dated August 17, 2004 to the Credit and Security Agreement dated February 6, 2004 by and between Wells Fargo Business Credit, Inc. and Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Oxycal Laboratories, Incorporated.
B

10.4
Credit and Security Agreement between Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., Oxycal Laboratories, Incorporated, and Wells Fargo Business Credit, Inc., dated as of February 6, 2004.
C

*	Filed Herewith

A	Incorporated by reference to the Company’s Current Report on Form 8-K dated January 25, 2005

B	Incorporated by reference to the Company’s Annual Report on Form 10-K for fiscal year ended July 31, 2004

C	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2004

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZILA, INC.
Dated: November 2, 2005	By:	/s/ Andrew A. Stevens
Andrew A. Stevens
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1	Third Amendment to Credit and Security Agreement dated October 27, 2005 between Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Wells Fargo Business Credit.

10.2
Second Amendment to the Credit and Security Agreement with Wells Fargo Business Credit, Inc. and Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Oxycal Laboratories, Incorporated.

10.3
First Amendment dated August 17, 2004 to the Credit and Security Agreement dated February 6, 2004 by and between Wells Fargo Business Credit, Inc. and Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., and Oxycal Laboratories, Incorporated.

10.4
Credit and Security Agreement between Zila Nutraceuticals, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Swab Technologies, Inc., Oxycal Laboratories, Incorporated, and Wells Fargo Business Credit, Inc., dated as of February 6, 2004.

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